BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2025
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

NOTE 5: -BUSINESS COMBINATIONS

In August 2024, Freightos acquired all of the shares of Shipsta, a leading freight-tender procurement platform used by enterprises to procure freight at scale from leading freight forwarders and carriers. In consideration, Freightos agreed to pay the sellers, after giving effect to customary net working capital adjustments, a total amount of $3,982 in cash and to issue 617,671 Ordinary shares of the Company (valued at the acquisition closing date at an amount of $1,013).

The consideration, after giving effect to customary net working capital adjustment, comprised a cash payment at closing of $3,481 and 539,966 Ordinary shares of the Company issued at closing (with fair value of $885), and an additional amount due of $501 in cash and 77,705 Ordinary shares of the Company (with fair value at closing of $128) retained for customary holdbacks. During 2025 Freightos has reached a tentative settlement with the sellers that will result in Freightos retaining a large portion of the retained cash and a certain amount of shares and will pay the sellers $104 in cash and will release to the sellers 15,640 Ordinary shares.

The following table summarizes the fair value at closing of the consideration and the decrease to the total consideration in the amount of $505 resulting from the tentative settlement with the sellers:

Cash paid	$3,481
Shares issued	885
Payable for acquisition recorded at closing	629
A decrease in the payable to sellers	(505)
$4,490

The following table summarizes the fair value of the acquired assets and assumed liabilities and the resulting goodwill as of the acquisition date after giving effect to the decrease in total consideration:

Cash	$131
Current assets	319
Right-of-use assets	350
Property and equipment	51
Customer relations	2,308
Technology	1,230
Goodwill	2,041
Current liabilities	(1,590)
Lease liabilities	(350)
$4,490

Goodwill represents the purchase price consideration paid in excess of the net tangible and intangible assets acquired, and is attributable primarily to expected synergies and the assembled workforce.